Exhibit 99.1

EMS Technologies Neil Mackay - President & CEO Gary Shell - CFO December 2010 / Investor Presentation

Forward Looking Statements EMS has included forward-looking statements in this investor presentation. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that we expect or anticipate will or may occur in the future, or that depend upon future events, including such matters as our expectations with respect to future financial performance, future capital expenditures, business strategy, competitive strengths, goals, expansion, market and industry developments, and the growth of our businesses and operations, are forward-looking statements. For example, words such as "may", will", "would", "should", "estimates", "targets", "predicts", "projects", "potential", "continues", "strategy", "believes", "anticipates", "plans", "expects", "intends" and similar expressions are intended to identify forward-looking statements. In particular, this investor presentation includes financial projections, which provide management's current expectations with respect to our future financial performance over an extended period of time. Actual results could differ materially from those suggested in our projections or other forward-looking statements included in this investor presentation as a result of a variety of factors. Such factors include, but are not limited to: economic conditions in the U.S. and abroad and their effect on capital spending in our principal markets; difficulty predicting the timing of receipt of major customer orders, and the effect of customer timing decisions on our results; our successful completion of technological development programs and the effects of technology that may be developed by, and patent rights that may be held or obtained by, competitors; U.S. defense budget pressures on spending priorities and contract-award schedules; uncertainties inherent in the process of converting contract awards into firm contractual orders in the future; volatility of foreign currency exchange rates relative to the U.S. dollar and their effect on purchasing power by international customers, and on the cost structure of our operations outside the U.S., as well as the potential for realizing foreign exchange gains and losses associated with assets or liabilities denominated in foreign currencies; successful resolution of technical problems, proposed scope changes, or proposed funding changes that may be encountered on contracts; changes in our consolidated effective income tax rate caused by the extent to which actual taxable earnings in the U.S., Canada and other taxing jurisdictions may vary from expected taxable earnings, changes in tax laws, including the provisions of the U.S. tax law that have not been extended for 2010, such as the research and development credit, and the extent to which deferred tax assets are considered realizable; successful transition of products from development stages to an efficient manufacturing environment; changes in the rate at which our products are returned for repair or replacement under warranty; customer response to new products and services, and general conditions in our target markets (such as logistics, space-based communications and commercial and private aviation), and whether these responses and conditions develop according to our expectations; the increased potential for asset impairment charges as unfavorable economic or financial market conditions or other developments might affect the estimated fair value of one or more of our business units; the success of certain of our customers in marketing our line of high-speed commercial airline communications products as a complementary offering with their own lines of avionics products; the availability of financing for various mobile and high-speed data communications systems; risk that unsettled conditions in the credit markets may make it more difficult for some customers to obtain financing and adversely affect their ability to pay, which in turn could have an adverse impact on our business, operating results, and financial condition; development of successful working relationships with local business and government personnel in connection with the distribution and manufacture of products in foreign countries; the demand growth for various mobile and high-speed data communications services; our ability to attract and retain qualified senior management and other personnel, particularly those with key technical skills; our ability to effectively integrate our acquired businesses, products or technologies into our existing businesses and products, and the risk that any such acquired businesses, products or technologies do not perform as expected, are subject to undisclosed or unanticipated liabilities, or are otherwise dilutive to our earnings; the potential effects, on cash and results of discontinued operations, of final resolution of potential liabilities under warranties and representations that we made, and obligations assumed by purchasers, in connection with our dispositions of discontinued operations; the availability, capabilities and performance of suppliers of basic materials, electronic components and sophisticated subsystems on which we must rely in order to perform according to contract requirements, or to introduce new products on the desired schedule; uncertainties associated with U.S. export controls and the export license process, which restrict our ability to hold technical discussions with customers, suppliers and internal engineering resources and can reduce our ability to obtain sales from customers outside the U.S. or to perform contracts with the desired level of efficiency or profitability; and our ability to maintain compliance with the requirements of the Federal Aviation Administration and the Federal Communications Commission, and with other government regulations affecting our products and their production, service and functioning. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and EMS' management undertakes no obligation to update publicly any of them in light of new information or future events. Given the inherent uncertainty involved in the presentation of our financial projections, we advise you to review the projections disclaimer on page 24 of this investor presentation for a detailed discussion of the factors that could cause our actual results to differ materially from our projected results and the limitations on the use of projections. 2

New CEO, November 2009 Proven track record in business transformation Strong management team Positioned to deliver growth, higher profitability and value to shareholders Rapid changes in mobile connectivity are creating opportunities in global markets Enabling mobile connectivity for assets and people anywhere on earth through convergence of communications, navigation, storage, content and applications Offering unique combination of technology and market expertise to exploit opportunities in connectivity markets Satellite, Wi-Fi, GSM, line-of-sight; air, land and sea Continuing implementation of successful strategic plan Building on strong execution of operational improvements to date Tighter alignment into two key areas: Aero Connectivity and Global Resource Management Integrating IP portfolio to create new solutions for markets with explosive growth potential Selling now would deprive EMS shareholders of significant future value 3 Executive Summary

4 EMS At A Glance * First nine months FY2010 Sales by Division Adjusted EBITDA1 AERO CONNECTIVITY GLOBAL RESOURCE MANAGEMENT Aviation Defense & Space Global Tracking LXE 1 Excludes Corporate and Other / see non-GAAP reconciliation table in appendix

Our Focus - Growth Markets AERO CONNECTIVITY GLOBAL RESOURCE MANAGEMENT Leading supplier of satellite and line-of-sight aero connectivity solutions for cabin, cockpit and ISR applications. Addressing a total of 140K aircraft over the next 10 years in corporate, commercial, military and general aviation markets. Leader in satellite asset tracking and resource management for security and logistics applications, comprising satellite terminals, rugged mobile computers, service and software applications. Addressing multi-billion dollar commercial and military markets. Revenue ($M) Adjusted EBITDA ($M)2 Aviation 75.7 9.3 Defense & Space 50.1 6.8 COMBINED 125.8 16.1 Revenue ($M) Adjusted EBITDA ($M)2 Global Tracking 28.81 3.6 LXE 102.6 8.0 COMBINED 131.4 11.6 1 Excludes Intercompany Sales * First nine months FY2010 2 Excludes Corporate and Other / see non-GAAP reconciliation table in appendix

Enhanced the leadership team Neil Mackay named CEO, November 2009 Strengthened management across all divisions Appointed two new independent directors to the Board Improved productivity across all businesses Cut annualized costs by nearly $25 million since 2009 Reduced headcount by 20% since 2009 Shaping a new common culture of execution Implemented new incentive plan New external hires in key leadership positions Recent Initiatives: Driving Profitability, Alignment and Growth 6 Addressed leadership, productivity and culture across all divisions

Integrated three aviation units, including recent acquisitions, under one management structure Combined certain facilities and reduced headcount for more efficient operations Leveraging technology/products across divisions to create new customer value propositions Designed cabin handset for future turn-key cabin connectivity solution in corporate jets Divisions co-developing airborne satellite terminals/antennas for the new Ka-band service Aligned sales and marketing for cross-selling Completed training program, and redeployed sales force LXE/Global Tracking joint win for warehouse and road transport logistics application Recent Initiatives: Driving Profitability, Alignment and Growth 7 Greater alignment and collaboration for more scale and opportunities

Grew sales pipeline by expanding indirect sales channel Tripled size in 2010 of global network of distributors, to >700 Over $30 million additional channel revenues in 2010 Enabled integration of European operations ($3 million cost savings annually) Expanded design and manufacturing capabilities with outsourcing plan for new products 50% lower cost to design, faster time-to-market, and faster product refresh Savings invested in additional engineering to reduce product costs Developed three new product sets for expansion outside of warehouse First major OEM product for meter reading application (handheld computer) Introduced entry into field force automation (innovative rugged tablet) New vehicle-mounted terminal; potential over-the-road applications Recent Initiatives: Driving Profitability, Alignment and Growth 8 Lowered cost base and executed new product strategy for LXE

Strong Q3 Performance 9 3Q10 3Q09 Sales $85.7 million $85.7 million Operating Income $4.3 million $2.6 million Earnings from Continuing Operations $3.5 million (or $0.23 per share) $6.0 million (or $0.39 per share)1 Adjusted EBITDA2 $9.5 million $7.7 million Cash Flow from Continuing Operations $15.6 million $10.9 million 1 Includes $4M benefit for U.S. R&D tax credit 2 See non-GAAP reconciliation table in appendix

Key Performance Metrics 10 On pace to achieve record Adjusted EBITDA2 in 2010, while maintaining strong R&D investment Stock appreciation since November 2009 - up 46%1 (CHART) Adjusted EBITDA2 ($ in Millions) 2009 2010 1 Neil Mackay appointed CEO in November 2009 2 See non-GAAP reconciliation table in appendix Midpoint of Guidance

Clear market leader for airborne Inmarsat user terminals Corporate, commercial and military/government aircraft Through partners, have line-fit positions on major current and future aircraft platforms (e.g., Boeing, Airbus, Bombardier) All components to enable inflight entertainment and passenger connectivity systems for corporate and commercial aircraft Antennas, terminals, servers, storage, wireless access points Key components to offer end-to-end solutions/service for road transport logistics, security and mobile resource management Vehicle computers with multimode radios, low cost satellite terminals, airtime and software applications Technology Leadership 11 Leadership position creates high barriers to market entry

Airline passenger demand for connectivity in-flight Internet only North America Internet and GSM in rest of the world Airlines drive to reduce operating cost Improved routing ? less time in the air ? less fuel cost Quicker turn-around on the ground Increased demand for airborne intelligence, surveillance and reconnaissance (ISR) Border protection, contraband, environmental and fisheries protection Growing importance for information superiority in warfare Communications on the move: air-to-air, air-to-ground/ship UAV communications Growth Drivers in Aero Connectivity 12 Capitalize on growing niches for application of complex technologies

Growing expectation of in-transit visibility Tracking of individual consignments: warehouse, road, rail, sea, air Under-penetrated market for field/mobile workforce management Enterprise systems extending to the field Force Tracking Blue Force Tracking (mounted and dismounted soldiers) Military logistics Global demand for improved security and logistics in road transport Areas where satellite needed to fill in gaps in terrestrial coverage Well-positioned in growth geographies Offices in Dubai and Singapore to reach fastest growing markets for mobile-resource- management and duty-of-care applications Growth Drivers In Global Resource Management 13 Lower cost/greater reach, through continued alignment of LXE & Global Tracking

Leverage key enabling technologies to create solutions that include recurring service revenue Combine mobile satellite terminals, rugged computers, antenna technology, software applications Capitalize on domain knowledge in key industry verticals Move up the value chain, closer to the end user Broader use of strong industrial partnerships in pursuit of larger opportunities Move beyond role as components/products supplier to avoid "tyranny of the supply chain" Key element of recent years' success in Aviation and Global Tracking EMS Strategies for Greater Growth and Margins 14

Complementary Strategies for Greater Growth and Margins 15 Global Tracking + LXE Global Resource Management Complementary products for solutions sales Rugged mobile computers with terrestrial radios (LXE) Mobile satellite terminals and software applications (Global Tracking) Common customers Field services, fleets and road transport Overlapping international distribution network Value added resellers Sales offices Aviation + Defense & Space Aero Connectivity Common Markets Large systems integrators, military Overlapping sales organizations Military/government sales Complementary technologies Aircraft satellite antennas

Selected Milestones in Strategic Alignment 16 Global Tracking + LXE Global Resource Management Q1: Enhance business development and system engineering capabilities to support pursuit of larger growth opportunities in solutions Q2: Start shipping two new LXE products to complement Global Tracking/Aviation solutions Q2: Complete cross-training LXE/Global Tracking VAR sales force Q3: Implement CRM system to support global VAR and distribution sales Q4: Move Global Tracking and LXE onto common ERP system Aviation + Defense & Space Aero Connectivity Q1: Start shipping products of new AspireTM line for medium/small aircraft Q2: Expand international sales and distribution Q2: Harmonize military business development for Aviation and Defense & Space 2011

Financial Goals 17 Revenue Adjusted EBITDA Aero Connectivity 10-15% 10-15% Global Resource Management 15-20% 20-25% Consolidated 13-17% 15-20% Five-Year Compound Annual Growth Rate1 2010-2014 1 Our financial goals included in this presentation are forward-looking in nature and are based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of EMS' management. We encourage you to carefully review the disclosures we make regarding the limitations inherent in forward-looking statements at the beginning of this presentation, together with the detailed disclaimer regarding our financial goals and related assumptions included in the Appendix.

18 Dialogue with MMI EMS has engaged in dialogue with MMI before and after receiving the investment firm's letters New CEO has been moving quickly to simplify company by aligning the four businesses and focusing on two main business areas Reported strong 3Q10 performance; stock up 46% since appointment of new CEO LXE is performance enhancing and important part of strategy going forward Continuously evaluating strategic position, including alternatives, with outside advisors EMS refused to engage with MMI Corporate strategy and structure overly- complex and disjointed Valuation multiple underperforms peers; stock price unchanged in ten years Small size and lack of scale contribute to margin underperformance Form a special committee of independent directors to pursue strategic alternatives including the potential sale of the company or LXE Assertions Reality

Corporate Governance: Board of Directors

- Highly independent board of directors
- Extensive executive-level public company experience
- Added two new directors in last 17 Months
  - John R. Bolton (July 27, 2009)
  - Capt. Joseph D. Burns (May 13, 2010)
- Active consideration to add strong new directors
- Committed to delivering shareholder value

John B. Mowell	• Chairman of the Board • President, Mowell Financial Group • Past chairman, advisory council for $100B Florida Teacher's Retirement Fund
John R. Bolton	• Former United States Permanent Representative to the United Nations
Hermann Buerger	• Former Regional Board Member, CEO of the Americas Commerzbank AG
Capt. Joseph D. Burns	• Managing Director, Technology and Flight Test, United Airlines
John R. Kreick	• Former chairman of Draper Labs, and President of Sanders division of Lockheed Martin, private consultant
Thomas W. O'Connell	• Former Assistant Secretary of Defense for Special Operations and Low-Intensity Conflict
Bradford W. Parkinson	• Professor Emeritus, Aeronautics, Stanford University • Former CEO, Trimble Navigation Ltd., and led original GPS system
Norman E. Thagard	• Retired Prof. & Assoc. Dean, College Relations, FAMU-FSU College of Engineering, and former NASA astronaut
John L. Woodward, Jr.	• Lt. Gen. Ret. USAF, Accenture

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EMS TECHNOLOGIES

Corporate Governance: Experienced Management Team

Management team focused on enhancing shareholder value

Dr. Neil A. Mackay	• President and CEO • Former GM of EMS SATCOM and prior, President of Innotech Aviation • Joined EMS in 1993
Gary B. Shell	• SVP, CFO and Treasurer • Formerly of KPMG LLP • Joined EMS in 1983
Nils Helle	• VP and Chief of Staff • Formerly of Stratos Global • Joined EMS in 2002
Timothy C. Reis	• VP and General Counsel • Formerly of King & Spalding • Joined EMS in 2001
David M. Sheffield	• VP, Finance, Chief Accounting Officer • Formerly of Deloitte LLP • Joined EMS in 2008
Gary M. Hebb	• VP, Innovation and Strategy • Formerly of Rohde & Schwarz • Joined EMS in 1990

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EMS TECHNOLOGIES

Corporate Governance: Experienced Management Team

Management team focused on enhancing shareholder value

Matthew Carlomagno	• VP, Chief Human Resources Officer • Formerly of Turner Broadcasting System, Inc. • Joined EMS in 2010
Stephen M. Newell	• VP and GM, LXE • Former division VP, SATCOM sales, and prior, AIRIA, Inc. • Joined EMS in 2003
Dino Koutrouki	• VP and GM, Global Tracking • Formerly GM, Satamatics, and prior, Marconi Group • Joined EMS in 2009
Marion Van Fosson	• VP and GM, Defense & Space • Formerly of BAE Systems, and prior, Northrup Grumman • Joined EMS in 2010
John C. Jarrell	• VP and GM, Aviation • Formerly of Sensis Corp., and prior, SITA • Joined EMS in 2010

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EMS TECHNOLOGIES

New CEO, November 2009 Proven track record in business transformation Strong management team Positioned to deliver growth, profitability and value to shareholders Rapid changes in mobile connectivity are creating opportunities in global markets Enabling mobile connectivity for assets and people anywhere on earth through convergence of communications, navigation, storage, content and applications Offering unique combination of technology and market expertise to exploit opportunities in connectivity markets Satellite, Wi-Fi, GSM, line-of-sight; air, land and sea Continuing implementation of successful strategic plan Building on strong execution of operational improvements to date Tighter alignment into two key areas: Aero Connectivity and Global Resource Management Integrating IP portfolio to create new solutions for markets with explosive growth potential Selling now would deprive EMS shareholders of significant future value 22 Executive Summary

Appendix Projections Disclaimer Non-GAAP Reconciliation Tables

EMS does not routinely make public projections as to future performance, earnings or other results beyond the current fiscal year due to the unpredictability of the underlying assumptions and estimates. However, in connection with this investor presentation, we have included our financial goals to supplement our discussion of our plans for the future of our business. The financial forecasts regarding our goals for future operations cover periods through fiscal 2014 (the "Financial Goals"). The Financial Goals were prepared by, and are the responsibility of, EMS' management. The Financial Goals do not necessarily comply with published guidelines of the Securities and Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or generally accepted accounting principles. KPMG LLP, EMS' independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the Financial Goals and does not express an opinion or any form of assurance related thereto. Importantly, the Financial Goals reference Adjusted EBITDA, which is a non-GAAP financial measure. As indicated, the Financial Goals represent our internal goals for our future financial performance versus a detailed line item financial projection. As such, we have not included a reconciliation bridging our earnings goals to our Adjusted EBITDA goals. The Financial Goals, while presented within a specified range, necessarily were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of EMS' management. Because the Financial Goals cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The assumptions upon which the Financial Goals were based necessarily involve judgments with respect to, among other things, future economic, competitive and regulatory conditions and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond EMS' control. The Financial Goals also reflect assumptions as to certain business decisions that are subject to change. The Financial Goals are also predicated on the successful execution of our business strategies discussed in this investor presentation. Important factors that may affect actual results and result in the Financial Goals not being achieved include, but are not limited to, the factors highlighted in discussion regarding forward-looking statements at the beginning of this investor presentation, as well as the other risk factors described in EMS' annual report on Form 10-K for the year ended December 31, 2009, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, all of which risk factors are hereby incorporated by reference into this investor presentation. In addition, the Financial Goals may be affected by EMS' ability to achieve strategic goals, objectives and targets over the applicable periods. Accordingly, there can be no assurance that the Financial Goals will be realized, and actual results may vary materially from those shown. Neither EMS nor any of its affiliates can give any assurance that actual results will not differ from the Financial Goals, and none of them undertakes any obligation to update or otherwise revise or reconcile the Financial Goals to reflect circumstances existing after the date the Financial Goals were generated or to reflect the occurrence of future events even if any or all of the assumptions underlying the Financial Goals are shown to be in error. EMS does not intend to make publicly available any update or other revision to the Financial Goals, except as otherwise required by law. Neither EMS nor any of its affiliates has made or makes any representation to any EMS shareholder or other person regarding the ultimate performance of EMS compared to the information contained in the Financial Goals or that the Financial Goals will be achieved. Projections Disclaimer 24

Aero Connectivity revenue Growth attributable to traditional aviation business No planned material growth in large defense programs or sales to prime contractors Global Resource Management revenue High single-digit growth in traditional LXE market Additional LXE revenues for reasonable roll-out of products for new vertical markets Growth from Global Tracking markets, consistent with recent performance Global Resource Management adjusted EBITDA Cost leverage from LXE's current business model (costs not expected to grow as fast as sales) Increasing service revenues from Global Tracking markets Certain Financial Assumptions (CAGR) 25

Non-GAAP Reconciliation Table 2010 26

Non-GAAP Reconciliation Table 2009

Following is a reconciliation of net earnings to Adjusted EBITDA and earnings (loss) from continuing operations before income taxes to Adjusted EBITDA by segment, for the three months and nine months ended October 3, 2009 (in millions - unaudited):

	Aviation	LXE	Defense & Space	Global Tracking	Corp. & Other	Total
Three Months Ended October 3, 2009						
Net earnings						$ 5.3
Loss from discontinued operations						0.7
Income tax benefit from continuing operations						(4.1)
Earnings (loss) from continuing operations before income taxes	$ (0.4)	(1.2)	2.2	0.6	0.7	1.9
Interest expense	-	-	-	-	0.5	0.5
Depreciation and amortization	2.2	0.7	0.8	0.9	0.3	4.9
Stock-based compensation	-	0.1	0.1	-	0.4	0.6
Acquisition-related items	-	-	-	-	(0.2)	(0.2)
Adjusted EBITDA	$ 1.8	(0.4)	3.1	1.5	1.7	$ 7.7
Nine Months Ended October 3, 2009						
Net earnings						$ 5.5
Loss from discontinued operations						0.7
Income tax benefit from continuing operations						(4.3)
Earnings (loss) from continuing operations before income taxes	$ 9.0	(6.4)	7.4	0.5	(8.6)	1.9
Interest expense	-	-	-	-	1.9	1.9
Depreciation and amortization	6.4	2.6	2.5	2.8	0.8	15.1
Stock-based compensation	0.1	0.2	0.2	-	1.1	1.6
Acquisition-related items	-	-	-	-	5.3	5.3
Acquisition-related foreign exchange adjustment	-	-	-	-	1.4	1.4
Adjusted EBITDA	$ 15.5	(3.6)	10.1	3.3	1.9	$ 27.2

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